P R O S P E C T U S
September 14, 2004

Hillier Sanctuary Fund

        Hillier Sanctuary Fund is a mutual fund seeking to protect the global purchasing power of shareholders’ capital.

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
	Questions Every Investor Should Ask Before Investing in the Fund	2
	Fees and Expenses	6
Hillier Funds Trust	Investment Objective and Principal Investment
36 West 8th Street	Strategies	7
Suite 210	Management of the Fund	7
Holland, Michigan 49423	Distribution Fees	8
	The Fund's Share Price	8
	Purchasing Shares	8
	Redeeming Shares	12
	Dividends, Distributions and Taxes	15
	Financial Highlights	15

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
INVESTING IN THE FUND

1.    What are the Fund’s Goals?

        The Fund seeks to protect the global purchasing power of shareholders’ capital. Global purchasing power is the ability to purchase goods and services both in the U.S. and internationally (as deemed by the investment adviser to the Fund (the “Adviser”)). A shareholder’s global purchasing power would be reduced, for example, if all of the shareholder’s assets were denominated in U.S. dollars and the U.S. dollar declined relative to other currencies. Unlike traditional currency funds, neither high current income nor capital appreciation from currency fluctuations are goals of the Fund.

2.    What are the Fund’s Principal Investment Strategies?

        The Fund is designed to invest in currencies and the highest credit quality money market instruments denominated in currencies from the safest jurisdictions in the world (as deemed by the Adviser), one from each of the world’s four major financial regions (as deemed by the Adviser): the Americas, Europe, Asia and Oceania. Given the current global environment, the Adviser considers the U.S., Switzerland, Singapore and New Zealand as the leading candidates for the safest jurisdictions in the four major financial regions.

        The Adviser believes that the current global economic environment is highly uncertain. It believes that such an uncertain and volatile environment represents risks to investors who invest only in dollar-denominated securities or only in non-dollar denominated securities, as there can be significant deterioration from time to time in the value of the U.S. dollar relative to other currency, and vice versa. The Fund will attempt to protect investors’ capital from major fluctuations in specific currencies by seeking a diversified portfolio of currencies and the highest credit quality money market instruments in the safest jurisdictions. The Fund will favor holding U.S. and foreign money market instruments, unless a country’s interest rates are near zero, in which case the Fund will favor holding currency (i.e., cash) in order to minimize credit risk. The Fund typically holds money market instruments to maturity and holds currencies indefinitely except when necessary to maintain the percentages set forth below.

        In making investments for the Fund, the Adviser utilizes a disciplined approach by investing the Fund’s assets in a manner that minimizes the impact of currency swings. The Adviser feels that it is impossible for most people to successfully “time” the global currency markets, so its approach is to neutralize these swings by holding nearly equal percentages of the Fund’s assets in each of the safest jurisdictions in each of the four major financial regions, as identified by it. Given today’s environment, the approximate composition of the Fund would be:

        25%-35%...U.S. dollars or U.S. money market instruments.

        21%-25%...Swiss francs or Swiss canton money market instruments.1

1     Switzerland is a confederation of 26 states called cantons.

        21%-25%...Singapore dollars or Singapore money market instruments.

        21%-25%...New Zealand dollars or New Zealand money market instruments.

        The Adviser periodically reviews its conclusion regarding which countries are the safest and most stable countries in the four regions. Among the factors the Adviser considers are budget and trade surpluses, national savings rates, financial soundness of banks, legal systems and political structures. The Fund will not invest in currencies or money market instruments of countries that the Adviser does not deem to be the safest and most stable in a region even if the currency is appreciating rapidly. The Fund will not invest 25% or more of its total assets in securities issued by any one foreign government.

        The money market instruments that the Fund invests in will have the following characteristics:

•	Issuer: In each case, the issuer will be a governmental entity, which will be either the country itself or, in the case of Swiss cantons, the cantons themselves.

•	Security: In each case, the money market instrument will be unsecured.

•	Nature of Obligation: In each case, the obligation to pay principal and interest will be a general obligation of the issuer.

•	Maturity: In each case, the money market instrument will have a remaining maturity of one year or less.

•	Credit Rating: In each case, the money market instrument will have a credit rating of A-1, Prime-1, AAA or AA.

3.    What are the Principal Risks of Investing in the Fund?

        Investors in the Fund may lose money. There are risks associated with the currencies and the money market instruments in which the Fund invests. These risks include:

•	Market Risk: The prices of the currencies and securities in which the Fund invests may decline for any number of reasons.

•	Management Risk: Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.

•	Interest Rate Risk: In general, the value of money market instruments falls when interest rates rise and the value of currencies falls when interest rates decline. In general, money market instruments with longer maturities are more sensitive to these price changes.

•	Inflation Risk: Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed income securities. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

•	Foreign Currency Risk: The U.S. dollar value of securities denominated in foreign currencies may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the dollar value of the Fund. Devaluation of a currency by a country’s government or banking authority will also have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

•	Foreign Investment Risk: The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to exercise securityholder rights and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In addition to these foreign investment risks common to all foreign countries, each of Switzerland, the Swiss cantons, Singapore and New Zealand has foreign investment risks that are specific to it. These more specific risks are as follows:

–	Switzerland: The Swiss economy is substantially smaller and less diversified than the U.S. economy. In particular, the Swiss economy is dependant on the services sector, which includes, for example, banking, assurances and tourism. Switzerland is not a member of the European Union. As a result, its ability to export goods and services may be impeded as compared to the ability of members of the European Union to export goods and services. Any damage done to the services sector may negatively impact the Swiss economy. The Swiss economy is heavily dependent on guest workers. If these guest workers are unable to continue to work in Switzerland or choose to work in other countries, their absence could negatively impact the Swiss economy. Switzerland has an aging population. Accordingly, a failure to reform the state pension system also could negatively impact the Swiss economy. Switzerland has high labor costs, making its economy more dependent on fewer industries than it would be if labor costs were more competitive.

–	Swiss Cantons: Each of the Swiss cantons is subject to the same risks as the country of Switzerland, but to a larger degree because of the smaller size of the economies of the Swiss cantons. Also because of the smaller size of the economies of the Swiss cantons, the market securities issued by Swiss cantons are less liquid than the market for securities issued by the Swiss federal government.

–	Singapore: The Singaporean economy is substantially smaller and less diversified than the U.S. economy. In particular, the Singaporean economy is dependent on the exporting of electronics and manufacturing services. Any damage done to the electronics and manufacturing industries may negatively impact the Singaporean economy. Although Singapore is a democracy, one political party has been in power since 1959, resulting in the potential for greater instability than a two-party democracy. Singapore’s industrial base is dominated by foreign multinationals and a few large domestic firms, with small and medium-sized enterprises playing only a minor role. Accordingly, if these enterprises incur business setbacks, the level of employment in Singapore could fall and the Singapore economy could be negatively impacted. In order to maintain Singapore’s competitive position, the government has had to pursue cost-cutting measures in order to lower the cost of doing business in Singapore.

–	New Zealand: The New Zealand economy is substantially smaller and less diversified than the U.S. economy and smaller and less diversified than most developed countries. In particular, the New Zealand economy is dependant on agriculture and tourism. New Zealand’s agriculture markets are export driven, particularly with respect to meats, dairy products, forest products, fruit and vegetables, fish and wool. Any damage done to the export industry of agriculture may negatively impact the New Zealand economy. Additionally, the New Zealand economy is particularly vulnerable to fluctuating world commodity prices and adverse weather conditions. New Zealand is constrained by the need to run budget surpluses to fund its pension system, thereby precluding it from increasing spending on health and education.

•	Non-Diversification Risk: The Fund is a non-diversified investment company. As such it will likely invest in fewer securities or securities issued by fewer foreign governments than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	Default Risk: If the issuers of any debt obligations held by the fund default, investors could lose money. Changes in an issuer’s financial strength or in an instrument’s credit rating may also affect an instrument’s value and thus, impact Fund performance.

        The Fund is an appropriate investment for investors who purchase goods and services both in the U.S. and internationally, but prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4.    How has the Fund Performed?

        The Fund is newly organized and therefore has no performance history as of the date of this Prospectus. The Fund’s performance (before and after taxes) will vary from year to year.

FEES AND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Imposed on Purchases (as a Percentage of Offering Price)
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None	(1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.88	%(2)

Total Annual Fund Operating Expenses	2.68%
Less Fee Waiver/Expense Reimbursement	(1.43%)

Net Annual Operating Expenses(3)	1.25%

(1)	Our transfer agent charges a fee of $13 for each wire redemption and $15 for each redemption sent by overnight delivery.
(2)	Other Expenses is based on estimated amounts for the current fiscal year ending June 30, 2005.
(3)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund to the extent necessary to ensure that Net Annual Operating Expenses do not exceed 1.25% annually through September 30, 2005.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$696

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The Fund seeks to protect the global purchasing power of shareholders’ capital. In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

        Generally speaking, the Fund will not “market time” or take temporary defensive positions. The Fund may invest in money market instruments so that it can pay expenses or satisfy redemption requests. The Fund does not attempt to achieve its investment objective by active and frequent trading.

The Fund’s Principal Investment Strategies

        The Fund invests primarily in U.S. dollars, Swiss francs, Singapore dollars, New Zealand dollars and money market instruments issued by the U.S., Switzerland, Swiss cantons, Singapore and New Zealand. In selecting investments in debt securities, the Adviser:

•	considers whether the currency in which the debt security is denominated is likely to be stable on a long-term basis primarily by analyzing the underlying safety of the country in question, including its political situation, banking system, and particularly whether the issuing country has maintained prudent monetary and fiscal policies;

•	evaluates the relative available interest rates; and

•	then invests in the liquid debt securities which are of the highest credit quality and most likely to remain so regardless of the ensuing economic environment.

        Since the Fund’s primary consideration in selecting investments in debt securities is currency stability and instrument safety, it keeps its average portfolio maturity short. Typically, the average maturity of the Fund’s portfolio of debt securities will be less than 18 months. Similarly, the Fund attempts to minimize credit risk by only investing in sovereign (i.e., government) securities ranked in the highest safety rating categories by a nationally recognized rating agency.

MANAGEMENT OF THE FUND

        Hillier Capital Management, LLC is the Fund’s investment adviser.

The Adviser's address is:	36 West 8th Street Suite 210 Holland, MI 49423 Telephone: (616) 796-6659

        The Adviser has been in business since 2002 and is the Fund’s only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund and makes the decisions as to which securities to buy and sell. For the services provided by the Adviser, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at an annual rate of 0.55%. Michael Smorch, as the Fund’s portfolio manager, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Smorch is President of the Adviser and has served in that capacity since the organization of the Adviser in 2002. Prior to organizing the Adviser, Mr. Smorch was employed by Cambridge International, Inc., a private investment bank, as President since 1997. Neither the Adviser nor Mr. Smorch have any prior experience managing the investment portfolio of a mutual fund.

DISTRIBUTION FEES

        The Fund’s Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUND’S SHARE PRICE

        The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value (“NAV”). The Fund calculates its NAV at 3:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on national holidays, Good Friday and weekends. The Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. It values securities and other assets for which market quotations are not readily available by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. The Fund generally values fixed income securities and money market instruments that have remaining maturities of less than 60 days at the time of purchase by the amortized cost method. The Fund will process purchase orders and redemption requests that it receives with all forms and applications completed and Medallion signature guarantees, if required, prior to 3:00 p.m. Eastern Time on a day that the NYSE is open at the NAV calculated on that day. It will process purchase orders and redemption requests that it receives with all forms and applications completed and Medallion signature guarantees, if required, after 3:00 p.m. at the NAV calculated on the next day the NYSE is open.

        Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Fund’s NAV is not calculated. When determining NAV, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of 3:00 P.M. Eastern Time.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Initial Investments

•	Individual retirement accounts	$1,000
•	All other accounts	$2,500

b.	Additional Investments

•	Dividend reinvestment	No Minimum
•	Automatic investment plan	$250
•	All other accounts	$500

                3.            Complete the New Account Application accompanying this Prospectus, carefully following the instructions included in the application. For additional investments, complete the reorder form attached to your confirmation statements. (The Fund has additional New Account Applications and reorder forms if you need them.) If you have any questions, please call 1-877-742-8061.

                4.            Make your check payable to “Hillier Funds.” All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks drawn on money market funds. UMB Fund Services, Inc., the Fund’s transfer agent (“UMBFS”), will charge a $25 fee against a shareholder’s account for any check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund directly related to the failed purchase order. The Fund may also redeem shares you own as reimbursement for any such losses. The Fund reserves the right to reject any purchase order for Fund shares.

                5.            Send your application and check to:

BY FIRST CLASS MAIL

Hillier Funds Trust P.O. Box 1173 Milwaukee, WI 53201

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Hillier Funds Trust c/o UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

                6.           To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-742-8061 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.
ABA #101000695
For credit to Hillier Funds
Account # A/C 9871417425
For further credit to:
        {Investor Account # _______}
        {Name or Account Registration}
{Social Security or Taxpayer Identification Number}

        Please remember that UMB Bank, n.a. must receive your wired funds prior to 3:00 P.M. Eastern Time for you to receive that day’s NAV. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

        Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

        The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide to them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide to their customers.

•	Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders and redemption requests on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received with all forms and applications completed and Medallion signature guarantees, if required, by the Servicing Agent (or its designee) before 3:00 p.m. Eastern Time will receive that day’s NAV, and all purchase orders received with all forms and applications completed and Medallion signature guarantees, if required, by the Servicing Agent (or its designee) after 3:00 p.m. Eastern Time will receive the next day’s NAV.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses to the Fund.

Automatic Investment Plan

        You can open an automatic investment plan with an initial investment of $250 and a minimum of $250 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th or 25th day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any losses suffered by the Fund directly related to the failed purchase order. You can terminate the automatic investment plan at any time by calling UMBFS at least five business days before your next scheduled withdrawal date. We will terminate your automatic investment plan in the event that two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your automatic investment plan. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Fund

        The Fund may reject any purchase order for any reason. The Fund will not accept any purchase orders by telephone. The Fund will not issue certificates evidencing shares. You will receive a written confirmation for all purchases of shares.

        If you would like to purchase shares for a retirement account, please call 1-877-742-8061 for additional information. The Fund recommends that investors consult a competent financial and tax advisor regarding retirement accounts before investing in one.

Customer Identification Program

        To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions (including mutual funds) to obtain, verify and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (or Social Security Number). Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered to have all forms and applications completed. The Fund reserves the right to deny applications or redeem your account if your application does not contain all required information or if the Fund is unable to verify your identity.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	the account number(s);

•	the amount of money or number of shares being redeemed;

•	the name(s) on the account;

•	daytime phone number; and

•	additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-742-8061 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	the redemption request exceeds $50,000;

•	the redemption proceeds are to be sent to a person other than the person in whose name the shares are registered;

•	the redemption proceeds are to be sent to an address other than the address of record; or

•	the Fund receives the redemption request within 30 business days of an address change.

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the U.S., brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE. A notarized signature is not an acceptable substitute for a signature guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Hillier Funds Trust P.O. Box 1173 Milwaukee, WI 53201

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Hillier Funds Trust c/o UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares by Telephone

        You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

        Call 1-877-742-8061 between 7:00 a.m. and 7:00 p.m. Central Time. You may redeem as little as $500 but no more than $50,000.

        In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone. The Fund reserves the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

        The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund uses procedures reasonable designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of a caller by asking for account information and sending prompt written confirmations. The Fund may implement other procedures from time to time. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined NAV after UMBFS receives your written request with all forms and applications completed and Medallion signature guarantees, if required; or

•	If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received with all forms and applications completed and Medallion signature guarantees, if required, by the Servicing Agent (or its designee) before 3:00 P.M. Eastern Time will receive that day’s NAV, and all redemption requests received with all required documentation by the Servicing Agent (or its designee) after 3:00 p.m. Eastern Time will receive the next day’s NAV.

Payment of Redemption Proceeds

•	When you redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request with all forms and applications completed and Medallion signature guarantees, if required, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer will generally take up to three business days to reach your account whereas UMBFS generally wires redemption proceeds on the business day following the receipt of a redemption request with all forms and applications completed and Medallion signature guarantees, if required, before 3:00 P.M. Eastern Time. However, the Fund may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	If you redeem shares through a Servicing Agent, UMBFS will pay the redemption proceeds to the Servicing Agent within the period specified in the Servicing Agent’s agreement with the Fund (which shall in no event be more than seven days). The Servicing Agent then will transmit the redemption proceeds to you in accordance with its procedures.

Other Redemption Considerations

        When redeeming shares of the Fund, you should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•	If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

•	UMB Bank, n.a., currently charges $13 for each wire redemption, which will be deducted from your redemption proceeds, and $15 for each redemption sent by overnight delivery, which will be deducted from your redemption proceeds. There is no fee for Electronic Funds Transfers.

•	If your account balance falls below $500, you will be given 60 days written notice to make additional investments so that your account balance is $500 or more. If you do not make additional investments, the Fund may close your account and mail the redemption proceeds to you.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option: Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option: Both dividend and capital gains distributions will be paid in cash.

•	If you elect the All Cash Option, the Fund will nonetheless automatically reinvest all distributions under $10 in additional shares of the Fund.

You may make your distribution election on the New Account Application. You may change your election by writing to UMBFS or by calling 1-877-742-8061.

        The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

FINANCIAL HIGHLIGHTS

        As a newly-organized fund, the Hillier Sanctuary Fund has no operating history.

        To learn more about the Hillier Sanctuary Fund, you may want to read the Fund’s Statement of Additional Information (or “SAI”), which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        The SAI is available to shareholders and prospective investors without charge, by calling UMBFS at 1-877-742-8061.

        Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

Hillier Funds Trust c/o UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301 Telephone: 1-877-742-8061

        The general public can review and copy information about the Hillier Sanctuary Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Fund’s Investment Company Act File No. 811-21568 when seeking information about the Fund from the Securities and Exchange Commission.

Investment Company Act File No. 811-21568